                                                                    EXHIBIT 10.8

                       THIRD AMENDMENT TO LEASE AGREEMENT
                   (Adding Fourth and Fifth Expansion Spaces)

         This Third Amendment to Lease Agreement ("Third Amendment") is made as of this 8th day of November, 1996 by and between Teachers Realty Corporation ("Landlord") and Voicetek Corporation ("Tenant").

         WHEREAS, Landlord and Tenant have heretofore executed a certain Lease Agreement dated May 25,1993, which Lease Agreement has been amended by that certain First Amendment to Lease Agreement (the "First Amendment") dated August 8, 1994 and that certain Second Amendment to Lease Agreement (the "Second Amendment") dated as of March 25,1996 (said Lease Agreement as amended by the First Amendment and the Second Amendment is hereafter the "Lease") pursuant to which Tenant has leased or committed to Lease the aggregate amount of 50,720 rentable square feet of area (comprised of (a) the 19,881 square foot "Original Premises" originally leased to Tenant under the Lease Agreement, (b) the 13,619 square foot "New Premises" demised to Tenant under the First Amendment, (c) the 3,520 square foot Second Expansion Space and 13,700 square foot Third Expansion Space demised to Tenant pursuant to the Second Amendment; provided, however, that Landlord and Tenant hereby acknowledge that as of the date of this Third Amendment, the Third Expansion Space is not yet a portion of the Premises and will become a portion of the Premises on December 1, 1996 which the parties hereby acknowledge and agree will be the Third Expansion Commencement Date for purposes of the Second Amendment) in a building (the "Building") known as 19 Alpha Road, Chelmsford, MA; and

         WHEREAS, Landlord and Tenant have agreed that Tenant shall further expand the Premises on two occasions so that Tenant shall lease (i) an additional 5,500 rentable square feet of area (the "Fourth Expansion Space") beginning on the Fourth Expansion Commencement Date (as herein defined) and
(ii) an additional 7,000 rentable square feet of area (the "Fifth Expansion Space") beginning on the Fifth Expansion Commencement Date (as hereafter defined), all such space being more particularly shown on Exhibit A to this Third Amendment subject to the terms, covenants and provisions of the Lease as amended hereby; and

         WHEREAS, the Initial Term of the Lease (as extended by the First Amendment) is scheduled to expire on October 31, 1999 and the parties desire to extend the Term of this Lease for an additional four (4) year period beginning on November 1, 1999 and expiring on October 31, 2003; and

         WHEREAS Landlord and Tenant have agreed to enter into this Third Amendment in order to memorialize their agreements and to otherwise modify and amend the Lease to (i) reflect the increases in the size of the Premises demised under the Lease from time to time as a result of the addition of the Fourth Expansion Space and the Fifth Expansion Space, (ii) to extend the "Term of this Lease" through October 31, 2003 and (iii) to otherwise modify and amend the Lease as hereinafter set forth.

         NOW, THEREFORE, in consideration of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Tenant and Landlord hereby agree as follows:

1. Fourth Expansion Space; Changes in Basic Lease Provisions. Effective as of the date which is the first to occur of (i) February 1, 1997 or (ii) the date Tenant occupies the Fourth Expansion Space for the Permitted Uses (rather than for the "Construction Purposes" as defined in paragraph 3 of this Third Amendment) (the "Fourth Expansion Commencement Date"), the information provided in Article I of the Lease captioned "Basic Lease Provisions" (as previously amended) will be changed and the Lease shall be deemed amended in the following respects:

         (a) The definition of the term "Premises Rentable Area" shall be amended by deleting the reference to "50,720 rentable square feet" and inserting in its place and stead the number "56,220 rentable square feet" reflecting an increase in the size of the Premises Rentable Area by the number of rentable square feet contained in the Fourth Expansion Space (namely 5,500 rentable square feet).

         (b) The definition of the term "Basic Rent" shall be amended by inserting the following chart in its place and stead:

                            Period                         Basic Rent                                  Payment
                            ------                        (rate per annum)                             -------
                                                          ----------------
                   Commencement Date of the             As set forth in the Lease                   As set forth in the
                   Lease through the day                amended by the First                        Lease as amended by
                   immediately preceding the            Amendment and the Second                    the First Amendment
                    Fourth Expansion                    Amendment (the parties                      and the Second
                    Commencement Date                   hereby acknowledging and                    Amendment
                                                        agreeing that the Basic
                                                        Rent shall increase
                                                        during this period due to
                                                        the occurrence of the
                                                        Third Expansion
                                                        Commencement Date on
                                                        December 1, 1996)


                   Fourth Expansion                            $289,990.00                          $24,165.83 per month
                   Commencement Date                      37,020 rsf @ $4.50
                   through October 31, 1997               13,700 rsf @ $7.00
                                                            5,500 rsf @ $5.00

                   November 1, 1997 through                    $294,790.00                          $24,565.83 per month
                   October 31, 1998                       37,020 rsf @ $4.50
                                                          13,700 rsf @ $7.25
                                                           5,500 rsf @ $5.25

                 November 1, 1998 through                           $299,590.00                  $24,965.83 per month
                 October 31, 1999                               37,020 rsf @ $4.50
                                                                13,700 rsf @ $7.50
                                                                5,500 rsf @ $5.50


                 November 1, 1998 through                           $365,430.00                  $30,452.50 per month
                 October 31, 2000                               56,220 rsf @ $6.50

                 November 1, 2000 through                           $379,485.00                  $31,623.75 per month
                 October 31, 2001                               56,220 rsf @ $6.75

                 November 1, 2001 through                           $393,540.00                  $32,795.00 per month
                 October 31, 2002                               56,220 rsf @ $7.00

                 November 1, 2002 through                           $407,595.00                  $33,966.25 per month
                 October 31, 2003                               56,220 rsf @ $7.25


         All such Basic Rent shall be payable on the first day of each calendar month without deduction, offset, abatement or demand.

         In addition to the increases in the Basic Rent as it is amended by the provisions of paragraphs 1(b) and 4(b) of this Third Amendment, Tenant shall continue to make the monthly payments of the Reimbursement Rent as defined under
Article III, Section 3.1(c) of the Lease as and when required by the terms of said Section 3.1(c) of the Lease and these payments of Reimbursement Rent shall remain unchanged by this Third Amendment.

         (c) The definition of the term "Security Deposit" shall be amended and increased in the amounts described in paragraph 7 of this Third Amendment.

         (d) The definition of the term "Escalation Factor" shall be amended by deleting "84.45%" and inserting the number "93.61%" in its place and stead.

2. Fourth Expansion Space Expansion; Generally. Effective as of the Fourth Expansion Commencement Date, the Fourth Expansion Space shall be deemed added to and included in the Premises demised under the Lease for the balance of the Term of this Lease until the Fifth Expansion Commencement Date, the term "Premises" wherever used in the Lease shall be deemed to mean and include the Fourth Expansion Space together with the Original Premises, the New Premises, the Second Expansion Space and the Third Expansion Space. Accordingly, monthly and annual payments on account of Escalation Charges shall be increased to reflect the increase in the size of the Premises resulting from the addition of the Fourth Expansion Space.

3. Landlord's Fourth Expansion Work. It is agreed and understood that the provisions of Article IV of the Lease, paragraph 4 of the First Amendment and the provisions of the Second Amendment regarding initial improvements to the Second Expansion Space and the Third Expansion Space shall not be applicable to the Fourth Expansion Space and Landlord shall have no obligation whatsoever to perform the work described therein. The Fourth Expansion Space is being leased in its condition as of the date of this Third Amendment, "as is" without warranty or representation by Landlord. Tenant acknowledges that it has inspected the Fourth Expansion Space and except for Landlord's Fourth Expansion Work (as hereafter defined) has found the same to be satisfactory and complete. As used herein, the term "Landlord's Fourth Expansion Work" shall mean that Landlord shall, at its sole cost and expense, demolish and pave the outdoor playground area formerly used by the day care facility tenant as and when weather conditions reasonably permit. Notwithstanding anything contained in this Third Amendment to the contrary, Landlord shall deliver possession of the Fourth Expansion Space to Tenant on December 1, 1996 for purposes of allowing Tenant to prepare same for its use and occupancy ("Construction Purposes"). Upon such delivery, all of the terms and provisions contained in the Lease including, without limitation, Article V and Article X shall be applicable to and shall govern Tenant's entry of the Premises for the limited purposes set forth herein except that Tenant shall not be required to pay Basic Rent nor Escalation Charges with respect to the Fourth Expansion Space until the Fourth Expansion Commencement Date, all as provided in paragraph 1 of this Third Amendment.

4. Fifth Expansion Space; Changes in Basic Lease Provisions. Effective as of the Fifth Expansion Commencement Date (as hereinafter defined), the information provided in Article I of the Lease captioned "Basic Lease Provisions" (as previously amended by paragraph 1 of this Third Amendment) will be changed and the Lease shall be deemed amended in the following respects:

         (a) The definition of the term "Premises Rentable Area" (as amended by paragraph 1(a) of this Third Amendment) shall be amended by deleting the reference to "56,220 rentable square feet" and inserting in its place and stead the number "63,220 rentable square feet".

         (b) The definition of the term "Basic Rent" (as amended by paragraph 1(b) of this Third Amendment shall be amended by inserting the following chart in its place and stead:

                     Period                          Basic Rent                             Payment
                                                  (rate per annum)
              Commencement Date of the        as set forth in the Lease as          As set forth in the
              Lease through the day           amended by the First                  Lease as amended by
              immediately preceding the       Amendment, the Second                 the First Amendment,
               Fifth Expansion                Amendment and paragraph               the Second Amend-
               Commencement Date              1 of this Third Amendment             ment and paragraph 1
                                                                                    of this Third
                                                                                    Amendment


              Fifth Expansion                          $324,990.00                 $27,082.50 per month
              Commencement Date                   37,020 rsf @ $450                pro rated for any
              through October 31, 1997              13,700 @$7.00                  partial calendar
                                                    12,500 @ $5.00                 month in which the
                                                                                   Fifth Expansion
                                                                                   Commencement Date
                                                                                   shall fall)

              November 1, 1997 through                 $331,540.00                 $27,628.33 per month
              October 31, 1998                    37,020 rsf @ $4.50
                                                  13,700 rsf @ $7.25
                                                  12,500 rsf @ $5.25

              November 1, 1998 through               $338,090.00                   $28,174.17 per month
              October 31, 1999                    37,020 rsf @ $4.50
                                                  13,700 rsf @ $7.50
                                                  12,500 rsf @ $5.50

              November 1, 1999 through               $410,930.00                   $34,244.17 per month
              October 31, 2000                    63,220 rsf @ $6.50

              November 1, 2000 through               $426,735.00                   $35,561.25 per month
              October 31, 2001                    63,220 rsf @ $6.75

              November 1, 2001 through               $442,540.00                   $36,878.33 per month
              October 31, 2002                    63,220 rsf @ $7.00

              November 1, 2002 through               $458,345.00                   $38,195.42 per month
              October 31, 2003                    63,220 rsf @ $7.25



        All such Basic Rent shall be payable on the first day of each calendar month (pro rated as of the Fifth Expansion Commencement Date as aforementioned) without deduction, offset, abatement or demand.

        (c) The definition of the term "Escalation Factor" shall be deemed amended by deleting "93.61%" and inserting the number "100%" in its place and stead.

        (d) The definition and amount of the term "Security Deposit" shall be amended and increased in accordance with the provisions of Section 7 of this Third Amendment").

5. Fifth Expansion Space Expansion, Generally. Effective as of the Fifth Expansion Commencement Date, the Fifth Expansion Space shall be added to and included in the Premises demised under the Lease for the balance of the Term of this Lease and the term "Premises" wherever used in the Lease shall be deemed to mean and include the Fifth Expansion Space together with the Original Premises, the New Premises, the Second Expansion Space, the Third Expansion Space, the Fourth Expansion Space and the Fifth Expansion Space. Accordingly, monthly and annual payments on account of Escalation Charges shall be increased to reflect the increase in the size of the Premises resulting from the addition of the Fifth Expansion Space.

6. Fifth Expansion Commencement Date.

6.1 Fifth Expansion Commenceme nt Date. (a) The Fifth Expansion Commencement Date shall be that date upon which Landlord shall deliver possession of the Fifth Expansion Space to Tenant. Landlord shall provide Tenant with written notice of the Fifth Expansion Commencement Date.

        Each of the parties hereto agrees, upon demand of the other, to execute a declaration expressing the Fifth Expansion Commencement Date as soon as the Fifth Expansion Cormmencement Date has been determined. It is agreed and understood that the Fifth Expansion Commencement Date shall not occur until the existing tenants of the Fifth Expansion Space (if any there may be) have vacated the Fifth Expansion Space.

6.2 Condition of Fifth Expansion Space.

        (a) Tenant hereby agrees to accept the Fifth Expansion Spaces in its "as is" condition, with all faults and without representation or warranty by Landlord of any kind. Landlord shall not be required to perform any work, construction or improvements in the Fifth Expansion Space in order to prepare same for use and occupancy by Tenant.

7. Security Deposit Increase. Effective as of the date of this Third Amendment, Tenant shall deposit an additional $6,875.00 representing an increase in the Security Deposit held by Landlord pursuant to the Lease with respect to the Fourth Expansion Space. Effective as of the Fifth Expansion Commencement Date, Tenant shall deposit an additional $8,750.00 with Landlord thus further increasing the amount of the Security Deposit due to the addition of the Fifth Expansion Space to the Premises. Accordingly, effective as of the Fifth Expansion Commencement Date, the definition of the term "Security Deposit" shall be increased and adjusted to be $71,231.12 for all purposes under the Lease. Such additional amounts as may be necessary to be deposited with

Landlord hereunder shall be paid to Landlord as a condition of Tenant's right to use and occupy respectively the Fourth Expansion Space and the Fifth Expansion Space, which condition may be waived by Landlord in its sole and absolute discretion.

8. Extension of Term of this Lease; Confirmation of Third Expansion Commencement Date. Effective as of the date of this Third Amendment, the term "Term of this Lease" shall be deemed amended to include the additional Period November 1, 1999 through and including October 31, 2003. AU of the terms, covenants and agreements contained in the Lease as amended by this Third Amendment shall be applicable during the extension period.

         Landlord and Tenant each hereby acknowledge and agree that the Third Expansion Commencement Date shall be December 1, 1996 for all purposes under the Lease.

9. No Brokers. Tenant warrants and represents that Tenant has dealt with no broker in connection with the consummation of this Third Amendment and, in the event of any brokerage claims against Landlord predicated upon prior dealings with Tenant, Tenant agrees to defend the same and indemnify Landlord against any such claim.

10. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Lease. Except as herein modified, all terms, covenants and provisions of the Lease are hereby ratified and affirmed.

WITNESS our hands and seals on the day and year first above written.

                                                     LANDLORD:

                                                     TEACHERS REALTY CORPORATION

                                                     By: /s/ Richard J. Usas
                                                         -----------------------
                                                             Richard J. Usas
                                                     Its:
                                                         -----------------------

                                                     TENANT:
                                                     VOICETEK CORPORATION


                                                     By: /s/ Roger Tuttle
                                                         -----------------------
                                                     Its: V.P. Finance
                                                         -----------------------